Prospectus Supplement April 23, 2024

Large Cap Focus Fund

ETLAX Class A Shares ETLCX Class C Shares

ETLNX Class N Shares ETLIX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus for the Fund, dated November 1, 2023, and should be read in conjunction with such Prospectus.

Effective May 1, 2024, Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser, and Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, continue to serve as Portfolio Managers of the Fund. Accordingly, the following revisions to the Prospectus are effective May 1, 2024:

1.	The following information replaces the section in the Fund’s Prospectus entitled “FUND SUMMARY/ Eventide Large Cap Focus Fund – Portfolio Managers”:

Portfolio Managers. Anant Goel, Portfolio Manager and Senior Research Analyst of the Adviser; Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser; and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund. Messrs. Goel and Singer have served the Fund in this capacity since the Fund commenced operations in June 2022. Ms. Bamford has served the Fund as a Portfolio Manager since May 2024.

2.	The seventh paragraph under the heading “MANAGEMENT OF THE FUNDS - Portfolio Managers” of the Fund’s Prospectus is amended as follows:

Anant Goel, MBA, Andrew Singer, CFA and Dolores S. Bamford, CFA, serve as Portfolio Managers of the Large Cap Focus Fund and are responsible for the day-to-day management of the Fund’s portfolio.

3.	The following paragraph in the section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUND - Portfolio Managers” is amended as follows:

Dolores S. Bamford (Balanced Fund, Dividend Opportunities Fund and Large Cap Focus Fund)

Dolores S. Bamford, CFA, has served as a portfolio manager of the Adviser since 2019. Ms. Bamford has more than 25 years of experience in investment management, including as a portfolio manager and managing partner at Goldman Sachs (2002-2015), portfolio manager at Putnam Investments (1992-2002), and as a research analyst at Fidelity Investments (1988-1990). Ms. Bamford has a S.M. in Management from the MIT Sloan School of Management and a B.A. in Economics from Wellesley College. She worked for almost 14 years at Goldman Sachs, managing U.S. Midcap Value and U.S. and Global Responsible Equity strategies. Ms. Bamford also has expertise in corporate sustainability and responsibility practices as well as in energy and industrials research and analysis. She focused on the Social Impact Investing field for her Doctor of Ministry work at Gordon-Conwell Theological Seminary (2015-2019).

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.